Exhibit 10.2




                                                October 14, 2004

Stephen C. Gray
President
McLeodUSA Incorporated
McLeodUSA Technology Park
 6400 C Street SW, P.O. Box 3177,
Cedar Rapids, IA 52406-31


                  Re: Employment Agreement, dated as of January 7, 2000 (as revised by the letter agreements dated as of July 31, 2001 and April 22, 2002, the "Agreement")

         This letter confirms our understanding that, effective as of the date hereof, the Agreement is reinstated in the same form as it existed prior to its scheduled expiration on January 7, 2003 with the following revisions:

1. Section 2 of the Agreement is amended to delete the phrase "the third anniversary of the Commencement Date" and replace it with the phrase "October 14, 2007."

2. The first sentence of Section 3 of the Agreement is replaced with the following sentence:

        The Executive shall serve as President of the Company and as a member of the Board of Directors of the Company (the "Board") and of the Board's executive committee and shall have such responsibilities, duty and authority as may from time to time be assigned to the Executive by the Board that are consistent with such position.

3. Section 5 of the Agreement is amended to revise paragraph (b) to replace two references to "50%" with references to "100%."

4.    Section 8 of the Agreement is amended to revise paragraph (d), clause
      (iv) to replace the phrase "the original three-year Term" with the phrase "the original Term (including any extension thereof)."

5. Section 10 of the Agreement is amended to replace the two references to "the fourth anniversary of the Commencement Date" with references to "October 14, 2008."

         Except as specifically amended and modified above, the reinstated Agreement is ratified and confirmed in all respects.


         Please confirm your agreement with the foregoing by signing and returning to the undersigned a copy of this letter.

                                                   Very truly yours,

                                                   MCLEODUSA INCORPORATED


                                                      /s/ Chris A. Davis
                                                   By: ______________________
                                                          Chris A. Davis
                                                   Its:  Chairman and Chief
                                                         Executive Officer



Confirmed and Agreed as of
the date first written above:


/s/ Stephen C. Gray
_______________________
   Stephen C. Gray